                                                                    Exhibit 10.2

                  AMENDMENT NO. 1 (this "Amendment"), dated as of June 25, 2004, to the Credit, Security, Guaranty and Pledge Agreement dated as of December 1, 2003 (as the same may be amended from time to time, the "Credit Agreement"), among (i) GENESIS HEALTHCARE CORPORATION, a Pennsylvania corporation (the "Borrower"); (ii) the Guarantors referred to therein; (iii) the Lenders referred to therein; (iv) WACHOVIA CAPITAL MARKETS LLC, as Co-Lead Arranger and Joint Bookrunner, (v) CITIGROUP GLOBAL MARKETS, INC., as Co-Lead Arranger and Joint Bookrunner, (vi) WACHOVIA BANK, NATIONAL ASSOCIATION as Administrative Agent,
(vii) CITICORP NORTH AMERICA, INC., as Syndication Agent, and (viii) GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent.


                             INTRODUCTORY STATEMENT
                             ----------------------

         A. All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

         B. The Borrower has asked that the Term Loan B Lenders amend the definition of Applicable Margin as it relates to the B Term Loans.

         C. In connection with the amendment to the definition of Applicable Margin, the Borrower and the Lenders have agreed to make certain changes to the provisions of the Credit Agreement.

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. As of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof), the Credit Agreement is hereby amended as follows:

         (A) The definition of "Applicable Interest Margin" set forth in Section 1 is hereby amended by deleting clause (i) thereof and inserting the following clause (i) in lieu thereof:

                  " (i) (A) in the case of Base Rate Loans that are B Term Loans 1.25% per annum, and (B) in the case of Eurodollar Loans that are B Term Loans, 2.25% per annum; provided, however, that in the event that the Borrower's B Term Loans hereunder are rated, and so long as they are rated, (X) BB or above by S&P or (Y) Ba2 or above by Moody's, then Applicable Interest Margin shall mean (A) in the case of Base Rate Loans that are B Term Loans 1.00% per annum, and (B) in the case of Eurodollar Loans that are B Term Loans, 2.00% per annum."

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

         (A) The Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, the Guarantors and the Term Loan B Lenders holding 100% of the Term Loan B Commitment;

         (B) The representations and warranties set forth in Article 2 of the Credit Agreement, in Section 4 of this Amendment and in all other Fundamental Documents shall be true and correct in all material respects after giving effect to this Amendment; and

         (C) On the Effective Date, after giving effect to this Amendment, on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that:

         (A) The representations and warranties by the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

         (B) The Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement and, on the Effective Date, after giving effect hereto, no event or condition shall have occurred and shall be continuing which constitutes an Event of Default or which (with the passage of time, or the giving of notice, or both) would constitute an Event of Default.

         SECTION 4. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Agents and any other counsel that the Agents shall retain.

         SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be executed as of the date first written above.


                              BORROWER:
                              ---------

                              GENESIS HEALTHCARE CORPORATION

                              By: /s/ Barbara J. Hauswald
                                 --------------------------------------------
                                  Name: Barbara J. Hauswald
                                  Title: Senior Vice President, Planning and
                                         Development, and Treasurer

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                                 GUARANTORS:
                                 -----------

                                 ACADEMY NURSING HOME, INC.
                                 ADS APPLE VALLEY, INC.
                                 ADS CONSULTING, INC.
                                 ADS DANVERS ALF, INC.
                                 ADS DARTMOUTH ALF, INC.
                                 ADS HINGHAM ALF, INC.
                                 ADS HINGHAM NURSING FACILITY, INC.
                                 ADS HOME HEALTH, INC.
                                 ADS MANAGEMENT, INC.
                                 ADS PALM CHELMSFORD, INC.
                                 ADS RECUPERATIVE CENTER, INC.
                                 ADS RESERVOIR WALTHAM, INC.
                                 ADS SENIOR HOUSING, INC.
                                 ADS/MULTICARE, INC.
                                 ANR, INC.
                                 APPLEWOOD HEALTH RESOURCES, INC.
                                 ASL, INC.
                                 ASSISTED LIVING ASSOCIATES OF BERKSHIRE, INC. ASSISTED LIVING ASSOCIATES OF LEHIGH, INC. ASSISTED LIVING ASSOCIATES OF SANATOGA, INC. BERKS NURSING HOMES, INC.
                                 BRIGHTWOOD PROPERTY, INC.

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                                  BRINTON MANOR, INC.
                                  BURLINGTON WOODS CONVALESCENT CENTER, INC.
                                  CAREFLEET, INC.
                                  CENTURY CARE MANAGEMENT, INC.
                                  CHATEAU VILLAGE HEALTH RESOURCES, INC.
                                  CHELTENHAM LTC MANAGEMENT, INC.
                                  CHG INVESTMENT CORP., INC.
                                  CHNR-I, INC.
                                  COLONIAL HALL HEALTH RESOURCES, INC.
                                  CONCORD HEALTH GROUP, INC.
                                  CONCORD SERVICE CORPORATION
                                  CRESTVIEW CONVALESCENT HOME, INC.
                                  CRESTVIEW NORTH, INC.
                                  CRYSTAL CITY NURSING CENTER, INC.
                                  CVNR, INC.
                                  DAWN VIEW MANOR, INC.
                                  DELM NURSING, INC.
                                  DIANE MORGAN AND ASSOCIATES, INC.
                                  DOVER HEALTHCARE ASSOCIATES, INC.
                                  ELDERCARE RESOURCES CORP.
                                  ELMWOOD HEALTH RESOURCES, INC.
                                  ENCARE OF PENNYPACK, INC.
                                  ENCARE OF QUAKERTOWN, INC.
                                  ENCARE OF WYNCOTE, INC.

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                    ENR, INC.
                    GENESIS ELDERCARE CENTERS - BELVEDERE, INC.
                    GENESIS ELDERCARE CENTERS - CHAPEL MANOR, INC.
                    GENESIS ELDERCARE CENTERS-HARSTON, INC.
                    GENESIS ELDERCARE CENTERS - PENNSBURG, INC.
                    GENESIS ELDERCARE CORP.
                    GENESIS ELDERCARE DIAGNOSTIC SERVICES, INC.
                    GENESIS ELDERCARE HOME CARE SERVICES, INC.
                    GENESIS ELDERCARE HOSPITALITY SERVICES, INC.
                    GENESIS ELDERCARE LIVING FACILITIES, INC.
                    GENESIS ELDERCARE NATIONAL CENTERS, INC.
                    GENESIS ELDERCARE NETWORK SERVICES OF MASSACHUSETTS, INC. GENESIS ELDERCARE NETWORK SERVICES, INC.
                    GENESIS ELDERCARE PARTNERSHIP CENTERS, INC.
                    GENESIS ELDERCARE PHYSICIAN SERVICES, INC.
                    GENESIS ELDERCARE PROPERTIES, INC.
                    GENESIS ELDERCARE REHABILITATION SERVICES, INC.
                    GENESIS ELDERCARE STAFFING SERVICES, INC.
                    GENESIS ELDERCARE TRANSPORTATION SERVICES, INC.

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                      GENESIS HEALTH VENTURES OF ARLINGTON, INC.
                      GENESIS HEALTH VENTURES OF BLOOMFIELD, INC.
                      GENESIS HEALTH VENTURES OF CLARKS SUMMIT, INC. GENESIS HEALTH VENTURES OF INDIANA, INC. GENESIS HEALTH VENTURES OF LANHAM, INC.
                      GENESIS HEALTH VENTURES OF MASSACHUSETTS, INC. GENESIS HEALTH VENTURES OF NAUGATUCK, INC. GENESIS HEALTH VENTURES OF NEW GARDEN, INC. GENESIS HEALTH VENTURES OF POINT PLEASANT, INC. GENESIS HEALTH VENTURES OF SALISBURY, INC. GENESIS HEALTH VENTURES OF WAYNE, INC.
                      GENESIS HEALTH VENTURES OF WEST VIRGINIA, INC. GENESIS HEALTH VENTURES OF WILKES-BARRE, INC. GENESIS HEALTH VENTURES OF WINDSOR, INC. GENESIS HEALTHCARE CENTERS HOLDINGS, INC. GENESIS HEALTHCARE HOLDING COMPANY I, INC. GENESIS HEALTHCARE HOLDING COMPANY II, INC. GENESIS IMMEDIATE MED CENTER, INC.


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                    GENESIS OF PALISADO AVENUE, INC. F/K/A DERBY NURSING CENTER
                      CORPORATION
                    GENESIS PROPERTIES OF DELAWARE CORPORATION
                    GENESIS SELECTCARE CORP.
                    GENESIS/VNA PARTNERSHIP HOLDING COMPANY, INC.
                    GERIATRIC & MEDICAL COMPANIES, INC.
                    GERIATRIC AND MEDICAL INVESTMENTS CORPORATION
                    GERIATRIC AND MEDICAL SERVICES, INC.
                    GERI-MED CORP.
                    GLENMARK ASSOCIATES - DAWN VIEW MANOR, INC.
                    GLENMARK ASSOCIATES, INC.
                    GLENMARK PROPERTIES, INC.
                    GMA-BRIGHTWOOD, INC.
                    GMA-MADISON, INC.
                    GMA - UNIONTOWN, INC.
                    GMA PARTNERSHIP HOLDING COMPANY, INC.
                    GMC LEASING CORPORATION
                    GMC-LTC MANAGEMENT, INC.
                    GMS INSURANCE SERVICES, INC.
                    GOVERNOR'S HOUSE NURSING HOME, INC.
                    HEALTH RESOURCES OF ACADEMY MANOR, INC.
                    HEALTH RESOURCES OF BOARDMAN, INC.

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                    HEALTH RESOURCES OF BROOKLYN, INC.
                    HEALTH RESOURCES OF CEDAR GROVE, INC.
                    HEALTH RESOURCES OF CINNAMINSON, INC.
                    HEALTH RESOURCES OF COLCHESTER, INC.
                    HEALTH RESOURCES OF COLUMBUS, INC.
                    HEALTH RESOURCES OF CUMBERLAND, INC.
                    HEALTH RESOURCES OF ENGLEWOOD, INC.
                    HEALTH RESOURCES OF EWING, INC.
                    HEALTH RESOURCES OF FARMINGTON, INC.
                    HEALTH RESOURCES OF GARDNER, INC.
                    HEALTH RESOURCES OF GLASTONBURY, INC.
                    HEALTH RESOURCES OF GROTON, INC.
                    HEALTH RESOURCES OF LAKEVIEW, INC.
                    HEALTH RESOURCES OF LEMONT, INC.
                    HEALTH RESOURCES OF MARCELLA, INC.
                    HEALTH RESOURCES OF MIDDLETOWN (RI), INC.
                    HEALTH RESOURCES OF MORRISTOWN, INC.
                    HEALTH RESOURCES OF NORTH ANDOVER, INC.
                    HEALTH RESOURCES OF ROCKVILLE, INC.
                    HEALTH RESOURCES OF SOLOMONT BROOKLINE, INC.
                    HEALTH RESOURCES OF TROY HILLS, INC.
                    HEALTH RESOURCES OF WALLINGFORD, INC.
                    HEALTH RESOURCES OF WARWICK, INC.
                    HEALTH RESOURCES OF WESTWOOD, INC.

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                    HEALTHCARE RESOURCES CORP.
                    HELSTAT, INC.
                    HILLTOP HEALTH CARE CENTER, INC.
                    HMNH REALTY, INC.
                    HNCA, INC.
                    HORIZON ASSOCIATES, INC.
                    HORIZON MOBILE, INC.
                    HORIZON REHABILITATION, INC.
                    HR OF CHARLESTON, INC.
                    HRWV HUNTINGTON, INC.
                    INNOVATIVE HEALTH CARE MARKETING, INC.
                    KEYSTONE NURSING HOME, INC.
                    KNOLLWOOD MANOR, INC.
                    KNOLLWOOD NURSING HOME, INC.
                    LAKE MANOR, INC.
                    LAKEWOOD HEALTH RESOURCES, INC.
                    LAUREL HEALTH RESOURCES, INC.
                    LEHIGH NURSING HOMES, INC.
                    LIFE SUPPORT MEDICAL EQUIPMENT, INC.
                    LIFE SUPPORT MEDICAL, INC.
                    LRC HOLDING COMPANY, INC.
                    LWNR, INC.
                    MABRI CONVALESCENT CENTER, INC.
                    MANOR MANAGEMENT CORP. OF GEORGIAN MANOR, INC.


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                     MARLINTON ASSOCIATES, INC.
                     MARLINTON PARTNERSHIP HOLDING COMPANY, INC.
                     MCKERLEY HEALTH CARE CENTER-CONCORD, INC.
                     MCKERLEY HEALTH CARE CENTERS, INC.
                     MERIDIAN HEALTH, INC.
                     MERIDIAN HEALTHCARE INVESTMENTS, INC.
                     MERIDIAN HEALTHCARE, INC.
                     MHNR, INC.
                     MNR, INC.
                     MONTGOMERY NURSING HOMES, INC.
                     MULTICARE AMC, INC.
                     NURSING AND RETIREMENT CENTER OF THE ANDOVERS, INC. OAK HILL HEALTH CARE CENTER, INC.
                     PHC OPERATING CORP.
                     PHILADELPHIA AVENUE CORPORATION
                     POCAHONTAS CONTINUOUS CARE CENTER, INC.
                     PRESCOTT NURSING HOME, INC.
                     PROSPECT PARK LTC MANAGEMENT, INC.
                     PROVIDENCE FUNDING CORPORATION
                     PROVIDENCE HEALTH CARE, INC.
                     REST HAVEN NURSING HOME, INC.
                     RHS MEMBERSHIP INTEREST HOLDING COMPANY


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                        RIDGELAND HEALTH RESOURCES, INC.
                        RIVERSHORES HEALTH RESOURCES, INC.
                        RLNR, INC.
                        ROSE HEALTHCARE, INC.
                        ROSE VIEW MANOR, INC.
                        RSNR, INC.
                        RVNR, INC.
                        S. T. B. INVESTORS, LTD.
                        SCHUYLKILL NURSING HOMES, INC.
                        SENIOR LIVING VENTURES, INC.
                        SENIOR SOURCE, INC.
                        SNOW VALLEY HEALTH RESOURCES, INC.
                        SOLOMONT FAMILY MEDFORD VENTURE, INC.
                        STAFFORD CONVALESCENT CENTER, INC.
                        STATE STREET ASSOCIATES, INC.
                        SVNR, INC.
                        THE ADS GROUP, INC.
                        THE APPLE VALLEY PARTNERSHIP HOLDING COMPANY, INC. THE HOUSE OF CAMPBELL, INC.
                        THE MULTICARE COMPANIES, INC.
                        TMC ACQUISITION CORP.
                        TRI STATE MOBILE MEDICAL SERVICES, INC.
                        VALLEY MEDICAL SERVICES, INC.
                        VALLEY TRANSPORT AMBULANCE SERVICE, INC.

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                         VERSALINK, INC.
                         VILLAS REALTY & INVESTMENTS, INC.
                         WALNUT LTC MANAGEMENT, INC.
                         WAYSIDE NURSING HOME, INC.
                         WEISENFLUH AMBULANCE SERVICE, INC.
                         WEST PHILA. LTC MANAGEMENT, INC.
                         WESTFORD NURSING AND RETIREMENT CENTER, INC.
                         WILLOW MANOR NURSING HOME, INC.
                         WYNCOTE HEALTHCARE CORP.
                         YE OLDE AMBULANCE COMPANY, INC.
                         YORK LTC MANAGEMENT, INC.



                         By: /s/ Barbara J. Hauswald
                             ------------------------------------------------
                             Name:  Barbara J. Hauswald
                             Title:  Senior Vice President, Planning and
                                     Development, and Treasurer of each of the
                                     foregoing entities




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   ADS APPLE VALLEY LIMITED PARTNERSHIP
        By:  ADS Apple Valley, Inc., its general partner

   ADS HINGHAM LIMITED PARTNERSHIP
        By:  ADS Hingham Nursing Facility, Inc., its general partner

   ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP
        By:  ADS Recuperative Center, Inc., its general partner

   BREVARD MERIDIAN LIMITED PARTNERSHIP
        By:  Meridian Healthcare, Inc., its general partner

   CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP
        By:  Glenmark Associates, Inc., its general partner

   CATONSVILLE MERIDIAN LIMITED PARTNERSHIP
        By: Meridian Healthcare, Inc. and Meridian Health, Inc., its general partners

   CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P.
        By:  Health Resources of Cumberland, Inc., its general partner

   EASTON MERIDIAN LIMITED PARTNERSHIP
        By: Meridian Healthcare, Inc. and Meridian Health, Inc., its general partners

   EDELLA STREET ASSOCIATES
        By:  Genesis Health Ventures of Clarks Summit, Inc., its general partner

   GENESIS ELDERCARE CENTERS I, L.P.
        By:  Genesis Eldercare Partnership Centers, Inc., its general partner

   GENESIS ELDERCARE CENTERS II, L.P.
        By:  Genesis Eldercare Partnership Centers, Inc., its general partner


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  GENESIS ELDERCARE CENTERS III, L.P.
        By:  Genesis Eldercare Partnership Centers, Inc., its general partner

  GENESIS HEALTH VENTURES OF WEST VIRGINIA, L.P.
        By: Meridian Healthcare, Inc. and Meridian Health, Inc., its general partners

  GENESIS PROPERTIES LIMITED PARTNERSHIP
        By:  Genesis Health Ventures of Arlington, Inc., its general partner

  GENESIS PROPERTIES OF DELAWARE LTD. PARTNERSHIP, L.P.
        By:  Genesis Properties of Delaware Corporation, its general partner

  GLENMARK PROPERTIES I, LIMITED PARTNERSHIP
        By:  Glenmark Associates, Inc., its general partner

  GREENSPRING MERIDIAN LIMITED PARTNERSHIP
        By:  Meridian Healthcare, Inc., its general partner

  GROTON ASSOCIATES OF CONNECTICUT, L.P.
        By:  Health Resources of Groton, Inc., its general partner

  HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP
        By: Meridian Healthcare, Inc. and Meridian Health, Inc., its general partners

  MCKERLEY HEALTH CARE CENTER-CONCORD LIMITED PARTNERSHIP
        By:  McKerley Health Care Center-Concord, Inc., its general partner

  MERIDIAN/CONSTELLATION LIMITED PARTNERSHIP
        By:  Meridian Healthcare, Inc., its general partner

  MERIDIAN EDGEWOOD LIMITED PARTNERSHIP
        By:  Meridian Healthcare, Inc., its general partner

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   MERIDIAN PERRING LIMITED PARTNERSHIP
        By:  Meridian Healthcare, Inc., its general partner

   MERIDIAN VALLEY LIMITED PARTNERSHIP
        By:  Meridian Healthcare, Inc., its general partner

   MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP
        By:  Meridian Healthcare, Inc., its general partner

   MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P.
        By:  Health Resources of Middletown (RI), Inc., its general partner

   MILLVILLE MERIDIAN LIMITED PARTNERSHIP
        By:  Meridian Healthcare, Inc., its general partner

   NORTH CAPE CONVALESCENT CENTER ASSOCIATES, L.P.
        By:  Geriatric and Medical Services, Inc., its general
             partner

   PHILADELPHIA AVENUE ASSOCIATES
        By:  Philadelphia Avenue Corporation, its general partner

   POINT PLEASANT HAVEN LIMITED PARTNERSHIP
        By: Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its general partners

   RALEIGH MANOR LIMITED PARTNERSHIP
        By:  Glenmark Associates, Inc., its general partner

   RIVER STREET ASSOCIATES
        By:  Genesis Health Ventures of Wilkes-Barre, Inc., its general partner

   ROMNEY HEALTH CARE CENTER, LTD., LIMITED PARTNERSHIP
        By:  Glenmark Associates, Inc., its general partner

   SEMINOLE MERIDIAN LIMITED PARTNERSHIP
        By:  Meridian Health, Inc., its general partner

   SISTERVILLE HAVEN LIMITED PARTNERSHIP
        By:  Glenmark Associates, Inc., its general partner

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   SOMERSET RIDGE GENERAL PARTNERSHIP
        By: The Somerset Partnership Holding Company, Inc. and Solomont Family Fall River Venture, Inc., its general partners

   STATE STREET ASSOCIATES, L.P.
        By:  State Street Associates, Inc., its general partner

   TEAYS VALLEY HAVEN LIMITED PARTNERSHIP
        By:  Glenmark Associates, Inc., its general partner

   THE STRAUS GROUP-HOPKINS HOUSE, L.P.
        By:  Encare of Wyncote, Inc., its general partner

   THE STRAUS GROUP-QUAKERTOWN MANOR, L.P.
        By:  Encare of Quakertown, Inc., its general partner

   THERAPY CARE SYSTEMS, L.P.
        By:  Genesis ElderCare Rehabilitation Services, Inc., its general partner

   VOLUSIA MERIDIAN LIMITED PARTNERSHIP
        By:  Meridian Health, Inc., its general partner

   WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P.
        By:  Health Resources of Wallingford, Inc., its general partner

   WARWICK ASSOCIATES OF RHODE ISLAND, L.P.
        By:  Health Resources of Warwick, Inc., its general partner


             By: /s/ Barbara J. Hauswald
                 -------------------------------------------------------
              Name:  Barbara J. Hauswald
              Title: Senior Vice President, Planning and Development, and
                     Treasurer of the respective general partners of each of the foregoing entities



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    HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.
         By:  Encare of Mendham, L.L.C., its general partner


    MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.
         By:  Breyut Convalescent Center, L.L.C., its general partner

    POMPTON ASSOCIATES, L.P.
         By:  Pompton Care, L.L.C., its general partner


    THE STRAUS GROUP-OLD BRIDGE, L.P.
         By:  Health Resources of Emery, L.L.C., its general partner

    THE STRAUS GROUP-RIDGEWOOD, L.P.
         By:  Health Resources of Ridgewood, L.L.C., its general partner

             By:  Century Care Management, Inc., the manager of
                  the respective general partners
                  of each of the foregoing entities



              By: /s/ Barbara J. Hauswald
                  -------------------------------------
                  Name:  Barbara J. Hauswald
                  Title: Senior Vice President, Planning and
                         Development, and Treasurer


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       ARCADIA ASSOCIATES
       By:  ADS/Multicare, Inc., its managing partner




       By: /s/ Barbara J. Hauswald
           ------------------------------
             Name:  Barbara J. Hauswald
             Title:  Senior Vice President, Planning and Development, and
                     Treasurer

       MCKERLEY HEALTH FACILITIES
       By:  Meridian Healthcare, Inc. and Meridian Health, Inc.,
            its partners



          By: /s/ Barbara J. Hauswald
              -----------------------------
               Name: Barbara J. Hauswald
               Title: Senior Vice President, Planning and Development, and
                      Treasurer of each of the partners of the foregoing entity

       SOMERSET RIDGE LIMITED PARTERSHIP
       By:  Somerset Ridge LLC, its general partner

          By:  Somerset Ridge General Partnership, its sole manager

             By:  The Somerset Partnership Holding Company, Inc. and
                   Solomont Family Fall River Venture, Inc., its general
                               partners



              By: /s/ Barbara J. Hauswald
                 ------------------------------------
              Name:  Barbara J. Hauswald
              Title: Senior Vice President, Planning and Development, and
                     Treasurer of each of the general partners of
                     Somerset Ridge General Partnership





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               BREYUT CONVALESCENT CENTER, L.L.C.

               ENCARE OF MENDHAM, L.L.C.

               HEALTH RESOURCES OF BRIDGETON, L.L.C.

               HEALTH RESOURCES OF CINNAMINSON, L.L.C.

               HEALTH RESOURCES OF CRANBURY, L.L.C.

               HEALTH RESOURCES OF EATONTOWN, L.L.C.

               HEALTH RESOURCES OF EMERY, L.L.C.

               HEALTH RESOURCES OF ENGLEWOOD, L.L.C.

               HEALTH RESOURCES OF EWING, L.L.C.

               HEALTH RESOURCES OF FAIR LAWN, L.L.C.

               HEALTH RESOURCES OF JACKSON, L.L.C.

               HEALTH RESOURCES OF RIDGEWOOD, L.L.C.

               HEALTH RESOURCES OF SOUTH BRUNSWICK, L.L.C.

               HEALTH RESOURCES OF WEST ORANGE, L.L.C.

               POMPTON CARE, L.L.C.


               ROEPHEL CONVALESCENT CENTER, L.L.C.

                    By: Century Care Management, Inc., the manager of each of the foregoing entities


                        By: /s/ Barbara J. Hauswald
                           -------------------------------------------------
                            Name:  Barbara J. Hauswald
                            Title:  Senior Vice President, Planning and
                                    Development, and Treasurer



[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                 GENESIS-GEORGETOWN SNF/JV, LLC

                 GLENMARK LIMITED LIABILITY COMPANY I

                 MILFORD ALF, LLC

                 RESPIRATORY HEALTH SERVICES LLC




                 By: /s/ Barbara J. Hauswald
                    -----------------------------
                      Name:  Barbara J. Hauswald
                      Title:  Senior Vice President, Planning and
                              Development, and Treasurer of each of the
                              foregoing entities




[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                  CITICORP NORTH AMERICA, INC., as Syndication
                  Agent and Lender


                  By: /s/ William Washburn
                  Name: William Washburn
                  Its Duly Authorized Signature

                  Term Loan B-1 Commitment:          $25,870,945.95
                                                     --------------


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



                 Foothill Income Trust II, L.P., by FIT II GP, LLC, Its General Partner


                 By: /s/ M.E. Stearns
                    ------------------
                 Name: M.E. Stearns
                 Its Duly Authorized Signature

                 Term Loan B-1 Commitment:          $10,116,790.96
                                                    --------------




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



                                    GENERAL ELECTRIC CAPITAL CORPORATION, as
                                    Documentation Agent and Lender


                                    By: /s/ Steve J. Warner
                                       -----------------------------
                                    Name: Steve J. Warner
                                    Its Duly Authorized Signatory

                                    Term Loan B-1 Commitment: $__________


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



                    BLUE SQUARE FUNDING LIMITED SERIES 3,
                    as Lender


                    By: /s/ Deborah O'Keefe
                        -------------------------
                    Name: Deborah O' Keefe
                    Vice President
                    Its Duly Authorized Signature

                    Term Loan B-1 Commitment:          $4,311,824.32



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



                        ELF FUNDING TRUST I, as Lender
                        By: Highland Capital Management, L.P.
                        As Collateral Manager


                        By: /s/ Todd Travers
                            -------------------------
                        Name: Todd Travers
                                Senior Portfolio Manager
                                Highland Capital Management, L.P.
                        Its Duly Authorized Signature

                        Term Loan B-1 Commitment:          $4,311,824.32
                                                           -------------


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



                                    Emerald Orchard Limited


                                    By: /s/ Stacey L. Malek
                                        ----------------------
                                    Name: Stacey L. Malek
                                          Attorney in Fact
                                    Its Duly Authorized Signature

                                    Term Loan B-1 Commitment: $4,311,824.32



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



                  GLENEAGLES TRADING LLC, as Lender


                  By: /s/ Diana M. Himes
                      -------------------------------
                  Name: Diana M. Himes
                          Assistant Vice President
                  Its Duly Authorized Signature

                  Term Loan B-1 Commitment:          $____________



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



                          HIGHLAND LEGACY LIMITED, as Lender
                          By: Highland Capital Management, L.P.
                          As Collateral Manager

                          By: /s/ Todd Travers
                              ------------------------
                          Name: Todd Travers
                                  Senior Portfolio Manager
                                  Highland Capital Management, L.P.
                          Its Duly Authorized Signature

                          Term Loan B-1 Commitment:          $6,467,736.48
                                                             -------------


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



                          HIGHLAND LOAN FUNDING V, LTD., as Lender
                          By: Highland Capital Management, L.P.
                          As Collateral Manager

                          By: /s/ Todd Travers
                              --------------------
                          Name: Todd Travers
                                  Senior Portfolio Manager
                                  Highland Capital Management, L.P.
                          Its Duly Authorized Signature

                          Term Loan B-1 Commitment:          $4,311,824.32
                                                             -------------

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



                          LOAN FUNDING IV, LLC, as Lender
                          By: Highland Capital Management, L.P.
                          As Portfolio Manager

                          By: /s/ Todd Travers
                             ------------------------
                          Name: Todd Travers
                                  Senior Portfolio Manager
                                  Highland Capital Management, L.P.
                          Its Duly Authorized Signature

                          Term Loan B-1 Commitment:          $2,155,912.16
                                                             -------------

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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                       RESTORATION FUNDING CLO, LTD, as Lender
                       By: Highland Capital Management, L.P.
                       As Collateral Manager

                       By: /s/ Todd Travers
                           ----------------------------
                       Name: Todd Travers
                               Senior Portfolio Manager
                               Highland Capital Management, L.P.
                       Its Duly Authorized Signature

                       Term Loan B-1 Commitment:          $4,311,824.32
                                                          -------------

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



                                    UBS Loan Finance LLC

                                    [INSERT NAME OF LENDER, as Lender]

                                    By: /s/ Winfred V. Saint
                                        ---------------------
                                    Name: Winfred V. Saint
                                            Director
                                            Banking Products
                                            Services, US
                                    Its Duly Authorized Signature

                                    Term Loan B-1 Commitment:          $0
                                                                       --
                                    By: /s/ Juan Zuniga
                                        ----------------
                                    Name: Juan Zuniga
                                    Associate Director
                                    Banking Products Services, US





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



                            WACHOVIA BANK, NATIONAL ASSOCIATION, as
                            Administrative Agent and Lender


                            By: /s/ Scott Santa Cruz
                               --------------------------------
                            Name: Scott Santa Cruz
                            Its Duly Authorized Signature

                            Term Loan B-1 Commitment:          $_________




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




                            PINEHURST TRADING, INC., as Lender


                            By: /s/ Diana M. Himes
                                ---------------------
                            Name: Diana M. Himes
                            Assistant Vice President
                            Its Duly Authorized Signature

                            Term Loan B-1 Commitment:          $_________



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




                           AIMCO CDO Series 2000-A


By: /s/ Jerry D. Zinkula   By: /s/ Chris Goergen
    --------------------      ---------------------
Name: Jerry D. Zinkula     Name: Chris Goergen
                                 Its Duly Authorized Signature

                                 Term Loan B-1 Commitment:          $_________



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




                           ALLSTATE LIFE INSURANCE COMPANY


By: /s/ Jerry D. Zinkula   By: /s/ Chris Goergen
    ---------------------      -----------------------------------
Name: Jerry D. Zinkula     Name: Chris Goergen
                                    Its Duly Authorized Signature

                                    Term Loan B-1 Commitment:      $_________


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



                        Centurion CDO III, Limited
                        By: American Express Asset Management Group Inc. as Collateral Manager

                        [INSERT NAME OF LENDER, as Lender]

                        By: /s/ Leanne Stavrakis
                           -------------------------
                        Name: Leanne Stavrakis
                        Director - Operations
                        Its Duly Authorized Signature

                        Term Loan B-1 Commitment:          $862,364.86
                                                           -----------


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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                          KZH CYPRESSTREE-1 LLC, as Lender


                          By: /s/ Dorian Herrera
                              -------------------
                          Name: Dorian Herrera
                          Its Duly Authorized Signature

                          Term Loan B-1 Commitment:          $862,364.86
                                                             ------------



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



                             KZH STERLING LLC, as Lender


                             By: /s/ Dorian Herrera
                                -----------------------
                             Name: Dorian Herrera
                             Its Duly Authorized Signature

                             Term Loan B-1 Commitment:          $862,364.86
                                                                -----------



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



                          DIAMOND SPRINGS TRADING LLC, as Lender


                          By: /s/ Diana M. Himes
                              -----------------------
                          Name: Diana M. Himes
                          Assistant Vice President
                          Its Duly Authorized Signature

                          Term Loan B-1 Commitment:          $_________



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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                            APEX (IDM) CDO I, LTD, as Lender]
                            By: David L. Babson & Company Inc. as
                              Collateral Manager


                            By: /s/ Russell D. Morrison
                               ----------------------------
                            Name: Russell D. Morrison
                            Managing Director
                            Its Duly Authorized Signature

                            Term Loan B-1 Commitment:          $_________



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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                       BILL & MELINDA GATES FOUNDATION, as Lender
                       By: David L. Babson & Company Inc. as
                         Investment Adviser


                       By: /s/ Russell D. Morrison
                          --------------------------
                       Name: Russell D. Morrison
                       Managing Director
                       Its Duly Authorized Signature

                       Term Loan B-1 Commitment:          $_________




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




                           MAPLEWOOD (CAYMAN) LIMITED, as Lender
                           By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

                           By: /s/ Russell D. Morrison
                               ----------------------------
                           Name: Russell D. Morrison
                           Managing Director
                           Its Duly Authorized Signature

                           Term Loan B-1 Commitment:          $_________



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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                          MASSACHUSETTS MUTUAL LIFE
                          INSURANCE COMPANYD, as Lender
                          By: David L. Babson & Company Inc. as Investment
                          Adviser


                          By: /s/ Russell D. Morrison
                             --------------------------
                          Name: Russell D. Morrison
                          Managing Director
                          Its Duly Authorized Signature

                          Term Loan B-1 Commitment:          $_________



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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                          PERSEUS CDO I, LIMITED, as Lender
                          By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Portfolio Manager

                          By: /s/ Russell D. Morrison
                             ----------------------------
                          Name: Russell D. Morrison
                          Managing Director
                          Its Duly Authorized Signature

                          Term Loan B-1 Commitment:          $_________



[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                       SIMSBURY CLO LIMITED, as Lender
                       By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

                       By: /s/ Russell D. Morrison
                           ---------------------------
                       Name: Russell D. Morrison
                       Managing Director
                       Its Duly Authorized Signature

                       Term Loan B-1 Commitment:          $_________



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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                          Ballyrock CDO I Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager


                          By: /s/ Lisa Rymut
                              --------------
                          Name: Lisa Rymut
                          Assistant Treasurer
                          Its Duly Authorized Signature

                          Term Loan B-1 Commitment:          $_________



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



                     Ballyrock CDO II Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager


                     By: /s/ Lisa Rymut
                         ---------------
                     Name: Lisa Rymut
                     Assistant Treasurer
                     Its Duly Authorized Signature

                     Term Loan B-1 Commitment:          $_________



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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                    Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund


                    By: /s/ Mark Osterheld
                       -----------------------
                    Name: Mark Osterheld
                    Assistant Treasurer
                    Its Duly Authorized Signature

                    Term Loan B-1 Commitment:          $_________


[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                         Flagship CLO 2001-1
                         By: Flagship Capital Management, Inc.


                         By: /s/ Colleen Cunniffe
                             ----------------------
                         Name: Colleen Cunniffe
                         Its Duly Authorized Signature

                         Term Loan B-1 Commitment:          $1940320.95
                                                            -----------

                         Flagship CLO II
                         By: Flagship Capital Management, Inc.


                         By: /s/ Colleen Cunniffe
                             ---------------------
                         Name: Colleen Cunniffe
                         Its Duly Authorized Signature

                         Term Loan B-1 Commitment:          $1681611.49
                                                            -----------



[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                    FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                    RATE INCOME FUND II, as Lender
                    By: Four Corners Capital Management LLC,
                        As Collateral Manager


                    By: /s/ Adam Brown
                       -------------------
                    Name: ADAM BROWN
                    Vice President
                    Its Duly Authorized Signature

                    Term Loan B-1 Commitment:          $4,381,499.98
                                                       -------------


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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                       MACQUARIE/FIRST TRUST GLOBAL
                       INFRASTRUCTURE/UTILITIES DIVIDEND
                       & INCOME FUND, as Lender
                       By: Four Corners Capital Management LLC,
                       As Collateral Manager

                       By: /s/ Adam Brown
                           ---------------
                       Name: ADAM BROWN
                       Vice President
                       Its Duly Authorized Signature

                       Term Loan B-1 Commitment:          $2,000,000
                                                          ----------


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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                       ENDURANCE CLO I, LTD.

                       By:     ING Capital Advisors LLC,
                               as Portfolio Manager


                       By: /s/ Helen Y. Rhee
                           -------------------
                       Name: Helen Y. Rhee
                       Title: Director
                       Its Duly Authorized Signature


                       Term Loan B-1 Commitment:          $_________


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 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                     NEMEAN CLO, LTD.

                     By:     ING Capital Advisors LLC,
                             as Investment Manager


                     By: /s/ Helen Y. Rhee
                        ----------------------
                     Name: Helen Y. Rhee
                     Title: Director
                     Its Duly Authorized Signature


                     Term Loan B-1 Commitment:          $_________


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




                    SEQUILS-ING I (HBDGM), LTD.

                    By:     ING Capital Advisors LLC,
                            as Collateral Manager


                    By: /s/ Helen Y. Rhee
                        ------------------
                    Name: Helen Y. Rhee
                    Title: Director
                    Its Duly Authorized Signature


                    Term Loan B-1 Commitment:          $_________



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




                  LCM I LIMITED PARTNERSHIP

                  By:     Lyon Capital Management LLC,
                          As Collateral Manager


                  By: /s/ Farboud Tavangar
                      ------------------------------
                  Name: LYON CAPITAL MANAGEMENT LLC
                          Farboud Tavangar
                          Senior Portfolio Manager

                  Term Loan B-1 Commitment:          $_________


[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                    Venture III CDO, Limited

                    By its investment advisor MJX Asset Management LLC

                    /s/ Kenneth Ostmann
                    -------------------
                    Name: Kenneth Ostmann
                    Director
                    Its Duly Authorized Signature

                    Term Loan B-1 Commitment:          $323,386.82
                                                       -----------


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



                   [INSERT NAME OF LENDER, as Lender]


                   By:____________________________
                   Name:
                   Its Duty Authorized Signature


                   OAK HILL CREDIT PARTNERS III, LIMITED
                   By:     Oak Hill CLO Management III, LLC
                           as Investment Manager


                   By: /s/ Scott D. Krase
                       ----------------------
                   Name: Scott D. Krase
                   Authorized Signatory

                   Term Loan B-1 Commitment:          $3,794,405.00
                                                      -------------



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




                                    HARBOURVIEW CLO IV, LTD.


                                    By: /s/ Lisa Chaffee
                                        -----------------
                                    Name: Lisa Chaffee
                                    Director
                                    Its Duly Authorized Signature

                                    Term Loan B-1 Commitment: $1,641,086.82




[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                                    HARBOURVIEW CLO V, LTD.


                                    By: /s/ Lisa Chaffee
                                       ------------------
                                    Name: Lisa Chaffee
                                    Director
                                    Its Duly Authorized Signature

                                    Term Loan B-1 Commitment: $1,633,738.35


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




                       OPPENHEIMER SENIOR FLOATING RATE FUND


                       By: /s/ Lisa Chaffee
                          -------------------
                       Name: Lisa Chaffee
                       Director
                       Its Duly Authorized Signature

                       Term Loan B-1 Commitment: $864,526.18



[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
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




                 LONG LANE MASTER TRUST IV, as Lender


                 By: /s/ Diana M. Himes
                     -----------------------
                 Name: Diana M. Himes
                 Authorized Agent

                 Term Loan B-1 Commitment:          $_________



[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
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




           AIG SUNAMERICA LIFE ASSURANCE COMPANY (DBA ANCHOR NATIONAL LIFE INSURANCE CO.)
           By: AIG Global Investment Corp., Its Investment Advisor

           By: /s/ W. Jeffrey Baxter
              -------------------------
           Name: W. Jeffrey Baxter
           Vice President
           Its Duly Authorized Signature

           Term Loan B-1 Commitment:          $_________



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




                         GALAXY CLO 1999-1, LTD.
                         By: AIG Global Investment Corp.,
                                 Its Collateral Manager

                         By: /s/ W. Jeffrey Baxter
                            -------------------------
                         Name: W. Jeffrey Baxter
                         Vice President
                         Its Duly Authorized Signature

                         Term Loan B-1 Commitment:          $_________



[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                    GALAXY CLO 2003-1, LTD.
                    By: AIG Global Investment Corp., Its Investment Adviser

                    By: /s/ W. Jeffrey Baxter
                    Name: W. Jeffrey Baxter
                    Vice President
                    Its Duly Authorized Signature

                    Term Loan B-1 Commitment:          $_________



[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
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




                          KZH SOLEIL-2 LLC, as Lender


                          By: /s/ Dorian Herrera
                              ----------------------
                          Name: Dorian Herrera
                          Its Duly Authorized Signature

                          Term Loan B-1 Commitment:          $422,558.78

[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
 SECURITY, GUARANTY AND PLEDGE AGREEMENT]

                         KZH SOLEIL LLC, as Lender


                         By: /s/ Dorian Herrera
                            --------------------
                         Name: Dorian Herrera
                         Its Duly Authorized Signature

                         Term Loan B-1 Commitment:          $362,193.24


[SIGNATURE PAGE TO FIRST AMENDMENT TO GENESIS HEALTHCARE CORPORATION CREDIT,
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